As filed with the Securities and Exchange Commission on April 20, 2000
                                       Registration No. 333-25073
                                                        811-08177
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ---------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                 Pre-Effective Amendment No. ____             [ ]
                  Post-Effective Amendment No. 4              [X]
                                and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[ ]

Amendment No. 4                                               [X]

                           THE DRESHER FAMILY OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

                           715 Twining Road, Suite 202
                           Dresher, Pennsylvania 19025
                  (Address of Principal Executive Offices)

             Registrant's Telephone Number, including Area Code:
                               (888) 980-7500

                           Jeffrey C. Brown, President
                           The Dresher Family of Funds
            715 Twining Road, Suite 202, Dresher, Pennsylvania 19025
                   (Name and Address of Agent for Service)

                          Copies of communications to:

                             Lisa A. Ernst, Esquire
                            Ledgewood Law Firm, P.C.
                               1521 Locust Street
                        Philadelphia, Pennsylvania 19102

It is proposed that this filing will become effective (check appropriate box):
 [X]   Immediately   upon  filing      [ ]  On  (date)   pursuant  to
       pursuant to paragraph (b)            paragraph (b)

 [ ]   60 days   after   filing        [ ]  On  (date)   pursuant  to
       pursuant to paragraph (a)(1)         paragraph (a)(1)

 [ ]   75 days   after   filing        [ ]  On  (date)   pursuant  to
       pursuant to paragraph (a)(2)         paragraph  (a)(2) of rule 485


If appropriate, check the following box:
[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DECLARATION PURSUANT TO RULE 24F-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant is registering an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1999 was filed with the Securities and Exchange Commission on or about February 17, 2000.

                             PROSPECTUS April 20, 2000

                          THE DRESHER FAMILY OF FUNDS:

                      THE DRESHER COMPREHENSIVE GROWTH FUND

                                       AND

                       THE DRESHER CLASSIC RETIREMENT FUND


The Dresher Family of Funds is an open-end diversified management investment company. It consists of two separate portfolios. We refer to each portfolio in this prospectus as a "Fund" and the two together as the "Funds." "We" are National Financial Advisors, Inc., the investment manager of the Funds. The Funds seek to achieve their investment objectives by investing in shares of other open-end investment companies. The Funds, as well as the other open-end investment companies in which they invest, are commonly called "mutual funds." This strategy results in greater expenses than you would incur if you invested directly in mutual funds.


THE DRESHER COMPREHENSIVE GROWTH FUND seeks aggressive growth of capital without regard to current income.

THE DRESHER CLASSIC RETIREMENT FUND seeks moderate growth of capital and a significant level of current income.

The Funds are designed to offer investors easy access to actively managed funds. Both Funds are diversified by asset class and feature a core component of domestic and international stock funds for growth potential, combined with bond funds and money market funds for greater price stability. We have the flexibility to take full advantage of changing markets and favorable asset classes. We monitor hundreds of mutual funds, analyzing the relative attractiveness of various funds to identify and select a mix of underlying funds in order to achieve each Fund's goals.

The Funds are no load funds. They sell and redeem their shares as net asset value. There are no sales loads or commissions imposed upon the purchase of Fund shares or any fees imposed upon redemption. The Funds do not charge deferred sales charges, but do incur 12b-1 distribution fees. The Funds may invest in shares of mutual funds that normally charge sales loads, redemption fees, and/or pay their own 12b-1 distribution expenses. The Funds will not pay a sales load to buy these underlying funds. Instead the Funds will use available quantity discounts or waivers to avoid paying a sales load.

This prospectus has information about the Funds that you should known before you invest. Please read it carefully and keep with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

                               RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The Dresher Comprehensive Growth Fund seeks aggressive growth of capital without regard to current income. Under normal market conditions, at least 75% of the total assets of this Fund will be invested in mutual funds that invest primarily in common stocks or securities convertible into or exchangeable for common stock. The allocation of the assets of The Dresher Comprehensive Growth Fund among the underlying funds is expected to result in the Fund incurring more risk than The Dresher Classic Retirement Fund.

The Dresher Classic Retirement Fund seeks moderate growth of capital and a significant level of current income. The mutual funds in this will Fund invest primarily in common stocks, bonds and other fixed-income securities. Under normal market conditions, no more than 65% of its assets will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

Each Fund seeks to achieve its investment objective by investing in a portfolio of other mutual funds. (The mutual funds in which the Funds may invest are referred to in this prospectus as the "underlying funds.") A Fund will, under normal market conditions, maintain its assets invested in a number of underlying funds. Each Fund may invest in identical types of mutual funds or even in the same mutual funds; however, the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Our investment strategy focuses on asset allocation (varying the concentration of asset classes in the funds), fund selection (looking for a unique edge provided by an underlying fund's management) and portfolio structure strategies (buy-and-hold and sector rotation). The Funds expect to be fully invested in underlying mutual funds at all times. To provide liquidity, as well as to assist in achieving the Funds' investment objective, each Fund may invest in money market mutual funds. When we believe market conditions justify a defensive strategy, a Fund may invest up to 100% of its assets in money market mutual funds.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Any investment involves risk. Even though the Funds invest in a number of mutual funds, this investment strategy cannot eliminate risk. You could lose money by investing in the Funds.

To the extent a Fund is invested in stock funds, the return on and value of an investment in the Fund will flutuate in response to stock market movements. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond our control.

To the extent a Fund is invested in bond funds, the return on and value of an investment in the Fund will flutuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, and domestic and worldwide economic conditions.

The Funds may indirectly concentrate their investments within one industry through their investments in the underlying funds. Such indirect concentration of a Funds' assets may subject the shares of that Fund to greater fluctuation in value than would be the case in the absence of such concentration.

An underlying fund may invest in high yield, high-risk, lower rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer of the security.

An underlying fund may invest in foreign securities. Such investments may be subject to additional risks that are not typically associated with investing in domestic secrities, such as changes in currency rates and political developments.

By investing in other mutual funds, the Funds incur greater expenses than you would incur if you invested directly in mutual funds.

PERFORMANCE SUMMARY

The bar charts and performance tables shown provide an indication of the risks of investment in the Funds by showing by how the average annual returns of the Funds compare to those of a broad-based securities market index. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future.

THE DRESHER  COMPREHENSIVE GROWTH FUND

      [Insert bar chart representing the Performance in 1999 of 36.16%, and 1998 of 9.70%]

During the period shown in the bar chart, the highest return for a quarter was 24.74% during the quarter ended December 31, 1999 and the lowest return for a quarter was (15.41)% during the quarter ended September 30, 1998.

THE DRESHER CLASSIC RETIREMENT FUND

      [Insert bar chart representing the Performance in 1999 of 26.73%, and 1998 of 7.98%]

During the period shown in the bar chart, the highest return for a quarter was 19.17% during the quarter ended December 31, 1999 and the lowest return for a quarter was (13.00)% during the quarter ended September 30, 1998.

Average Annual Total Returns for Period Ended December 31, 1999
                                                          Since inception
                                             One Year     October 1, 1997
Dresher Comprehensive Growth Fund             36.16%          15.38%
Lipper Growth Fund Index                      34.82%          19.77%

Dresher Classic Retirement Fund               26.73%          11.47%
Lipper Balanced Fund Index                     8.98%           8.51%

                         FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
 Sales Charge (Load) Imposed on Purchases               None
 Sales (Load) Imposed on Reinvested Dividends           None
 Deferred Sales Fees (Load)                             None
 Exchange Fee                                           None
 Redemption Fee                                         None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                   Comprehensive Classic
                                     Growth    Retirement
                                      Fund        Fund
Management Fees1                      1.20%       1.20%
Distribution (12b-1) Fees             0.25%       0.25%
Other Expenses                        0.00%       0.00%
Total   Annual   Fund    Operating    1.45%       1.45%
Expenses

1 We voluntarily reduce our management fee so that each Fund's actual annual operating expenses are no greater than 1.20% (not including extraordinary expenses). Our management fee waiver will continue until at least December 31, 2001, after which date it may be continued, modified or terminated. Our management fee includes transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, fees and expenses of non-interested Trustees and general administrative expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year   3 Years   5 Years    10 Years
Comprehensive Growth Fund   $123     $388       $681      $1550
Classic Retirement Fund     $123     $388       $681      $1550

You would pay the following expenses if you did not redeem your shares:

                           1 Year   3 Years   5 Years    10 Years
Comprehensive Growth Fund   $123     $388       $681      $1550
Classic Retirement Fund     $123     $388       $681      $1550

           INVESTMENT OBJECTIVES AND STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Each Fund seeks to achieve its investment objective by investing in a portfolio of other mutual funds. The level of diversification the Funds obtain from being invested in a number of underlying funds reduces the risk associated with an investment in a single underlying fund. This risk is further reduced because each underlying fund's investments are also spread over a range of issuers, industries, and countries.

Each Fund may invest in load or no-load mutual funds. The Funds will not pay a sales load to buy shares of an underlying load fund. Instead the Funds will use available quantity discounts or waivers to avoid paying a sales load.

Each Fund has its own investment objectives and strategies designed to meet different investment goals:

   The investment objective of The Dresher Comprehensive Growth Fund is capital appreciation without regard to current income. Under normal market conditions, at least 75% of the total assets of the Fund will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the Warrants). This allocation of assets among the underlying funds means that this Fund will likely incur more risk than The Dresher Classic Retirement Fund.

   The investment objective of The Dresher Classic Retirement Fund is moderate capital appreciation and significant income. The mutual funds comprising this Fund will invest in common stocks, preferred stocks, bonds and other fixed income securities. Under normal market conditions, no more than 65% of its assets at the time of investment will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock.

Both Funds will, under normal circumstances, maintain substantially all of their assets in a number of underlying funds. Each Fund will usually keep approximately 5% of its net assets in money market mutual funds in order to meet anticipated redemptions. In addition, each Fund may invest up to 100% of its assets in money market mutual funds for temporary defensive purposes when we believe that other investments involve unreasonable risk. Under such circumstances, the Funds may not achieve their investment objectives and may experience a significant reduction in investment returns.

Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees of the Trust without approval by the shareholders of that Fund. You would be notified in writing at least 30 days before a change in the investment objective of a Fund. If there is such a change in investment objective, you should consider whether the particular Fund remains an appropriate investment in light of your then current financial position and needs.

The underlying funds may, but will not necessarily, have the same investment objectives and policies as the Funds. A general discussion of the investments that may be made by underlying funds and the risk associated with such investments is found in Appendix A to this prospectus.

INVESTMENT STRATEGIES

We try to get the greatest return for the level of risk assumed by each Fund. Our investment strategy stresses three factors: asset allocation, fund selection and portfolio structure.



Asset Allocation

Different asset classes produce different results, both absolutely and relative to each other, over various periods. Diversification across asset classes is the appropriate protection against the risk of being wrong about the prospects for an asset class because it (1) allows an investor to counterbalance the more volatile swings in value typically experienced by riskier asset classes with the greater stability of less risky asset classes and (2) allows for the tendency of certain asset classes to behave contrary to the behavior of other asset classes during a given investment period.

As part of the asset allocation process, we perform a forward-looking analysis of economic and market trends which include both broad macro-economic concerns and more narrowly-focused sector concerns. We perform a "top down" macro-economic analysis on a global basis, examining the strength of the economy as a whole, as well as various sectors, inflation, currency, money flows, and interest rate considerations and political concerns. Additionally, we use various technical and fundamental analytical techniques to determine at any given point the actual relative weighting of various asset classes in a Fund.

After performing the "top down" macro-economic analysis and market analysis described above and the fund manager survey described below under "Fund
Selection" and "Portfolio Structure," we arrive at positive, neutral, or negative outlooks for the short, intermediate, and long terms. Comparing the outlooks at which we arrive to current condition period trends, we examine whether the outlook indicates confirmation and continuation of a particular trend or potential reversal of a trend.

Fund Selection

Among mutual funds in a particular category, the performance of the best funds often varies substantially from the average. As part of our fund selection process, we analyze general historical performance of funds over at least the past one, three, and five year periods. In this regard, we use both absolute and risk-adjusted measures. We also identify the "current condition period" (the time that the current investing conditions have been in place) and research and analyze fund performance in other particular time frames using various absolute and risk-adjusted measures. In doing so, we look for what we call "idiosyncratic advantage," which means a unique edge provided by a fund's management based on its knowledge, methods, skills and insights.

In evaluating a fund, we calculate the fund's volatility during the period under consideration, both as a measure of risk inherent in the fund and as a basis for comparison with other funds. We also conduct fundamental and technical analysis of the fund's portfolio. In addition, we evaluate the fund's management for background, service capability, stability, technical and research support, and other indications of quality of investment judgment including, to the extent feasible, interviews with the fund's portfolio manager.

Portfolio Structure

We believe that strategies of portfolio structure and management should also be diversified. In managing the Funds, we use a combination of the buy-and-hold and sector rotation strategies.

A buy-and-hold strategy involves researching mutual funds primarily by doing fundamental analysis. This includes analysis of performance records and capabilities and investment styles of fund managers. The objective is to match a fund or combination of funds to the goals and tolerance for risk of each Fund. Mutual funds so selected are considered to be long-term investment vehicles and are not likely to be subject, under normal market conditions, to frequent trading. A buy-and-hold strategy focuses on results over one or more market cycles rather than short-term performance. Risks of the buy-and-hold strategy include management turnover, managers of funds losing their ability or their interest in managing the fund, and a fund growing so large that its ability to invest in restricted.

A sector rotation strategy is based on a view of the market as a mix of many sub-markets. It is intended to take advantage of the fact that certain sub-markets are not closely correlated with many other sub-markets. Sector rotation is an active strategy, relying on techniques for shifting asset concentrations to and from various sectors to realize the benefits of sectors anticipated to strengthen and to diminish the effects of sectors anticipated to decline. A sector rotation strategy thus allows a portfolio to remain more fully invested over time by frequently replacing assets in one sector with assets from others. The primary risk associated with sector rotation is that anticipated trends may not appear.

The assumption is that there is limited correlation between certain sectors (utility stocks vs. technology stocks, for example) and that at any given point there are likely to be one or more sectors that are outperforming or have the potential to outperform the overall market. A sector rotator will thus likely stay fully invested over time, but may well frequently buy and sell in order to move assets from one sector to another. On the other hand, a market timer will stay fully invested only when he or she believes the market is going up and will hold varying percentages of cash, up to 100% cash, depending on his or her level of confidence that the market is going down.

The Funds have no restrictions on portfolio turnover. However, we do not anticipate that the Funds will engage in active and frequent trading for the foreseeable future. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. See "Dividends, Distributions and Taxes." There is no limit on the portfolio turnover rates of the underlying funds.

OTHER RISK CONSIDERATIONS

The Funds' Investment Strategy Does not Eliminate Risk. Any investment in a mutual fund involves risk. Although the Funds will invest in a number of underlying funds, this practice does not eliminate investment risk. Some of the underlying funds in which the Funds invest may involve more risk than others. For example, the underlying funds may invest some or all of their assets in a broad array of corporate bonds (some which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc., or which are unrated); foreign securities and foreign currency transactions; convertible and debt securities, including, without limitation, master demand notes, illiquid securities and warrants; and the investments described in Appendix A to this prospectus. The underlying funds may also lend their portfolio securities; sell securities short; borrow money in amounts up to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; enter into futures contracts or repurchase agreements; and write (sell) or purchase options on futures contracts. Some of the risks associated with these investment policies are described in Appendix A to this prospectus.

Sector rotation strategies are complex, involve risks that contemporary economic theory of financial markets suggests may not be fully compensated measured by expected return, and are highly dependent on subjective judgments. Further, any strategy designed to enhance returns also enhances risk of loss and thus carries with it the potential instead for reducing gains or causing losses. There can be no assurance that in carrying out sector rotation strategies, we will successfully enhance the performance of the Funds.

The Funds' Investments May Concentrate in One Industry, Which May Result in Greater Fluctuation in Value. Through its investment in underlying funds, each Fund indirectly may invest more than 25% of its total assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of that Fund to greater fluctuation in value than would be the case in the absence of such concentration.

Underlying Funds May Make "In Kind" Distributions. Under certain circumstances, an underlying fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution "in kind" of securities from its portfolio in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until we determine that it is appropriate to dispose of such securities. Such disposition may entail additional costs to the affected Fund.

You Will Bear Two Tiers of Expenses. You could invest directly in the underlying funds. By investing in mutual funds indirectly through the Funds, you bear not only your proportionate share of the expenses of the Funds but also, indirectly, similar expenses (including operating costs and investment advisory fees) of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. (The Funds intend to purchase load fund shares under discount programs so that they will not incur sales load charges.) In addition, as a result of the Funds' policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

An Underlying Fund May Sell a Particular Security at the Same Time Another Underlying Fund is Purchasing the Same Security. The investment advisers of the underlying funds will make their investment decisions independently of the Funds. Therefore, the investment adviser of an underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Funds without accomplishing any investment purpose.


The Funds' Distributor May Receive Fees from Underlying Funds. The underlying funds in which the Funds invest may incur distribution and shareholder service expenses in the form of 12b-1 fees or service fees. In the event a Fund purchases shares of an underlying fund that imposes 12b-1 or service fees, such fees will be paid by such underlying funds to the Funds' distributor, NFA Brokerage Services, Inc., because portfolio transactions for the Funds are generally placed through the distributor. The distributor is entitled to retain service fees in an amount equal to the fair market value of the services provided by it to the underlying funds. The distributor will reimburse to the Funds fees it receives from underlying funds for effecting purchases of the underlying funds' shares. For a description of such arrangements, please see the discussion under the caption "Management of the Trust--Execution of Portfolio Transactions." The distributor is affiliated with us, and as a result of that relationship, a conflict of interest in rendering advice to the Funds could arise. However, because the distributor will reimburse to the Funds any fees received by it for effecting purchases of the underlying funds' shares, we believe that our incentive to make investments in underlying funds which pay such fees to the distributor is greatly reduced.

                             MANAGEMENT OF THE TRUST

TRUSTEES

The business and affairs of the The Dresher Family of Funds are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of The Dresher Family of Funds may be found in the Statement of Additional Information under "Management of the Trust."

INVESTMENT MANAGER

We maintain our principal office at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. In addition to serving as investment adviser to The Dresher Family of Funds and its Funds, we provide investment supervisory services on a continuous basis to high-income individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations). Pursuant to an Investment Management Agreement with The Dresher Family of Funds, we are responsible for the investment management of each Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Funds' investments. Unlike most mutual funds, the management fees paid by the Funds to us include transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, fees and expenses of non-interested Trustees and general administrative and other operating expenses of each Fund.

For the services provided to the Funds, we are entitled to receive from each Fund a fee, payable monthly, at the annual rate of 1.20% average daily net assets. We are contractually obligated to reduce our management fee to keep total operating expenses for each Fund to 1.20% (not including extraordinary expenses) until at least December 31, 2001.

We are a subsidiary of the National Advisory Group, Inc., a Pennsylvania corporation with interests primarily in the financial services industry. The National Advisory Group also owns NFA Brokerage Services, the NASD mutual funds only broker/dealer through which shares of each Fund are offered, and National Shareholder Services, Inc., the Funds' transfer agent, dividend paying agent and shareholder service agent.

Jeffrey C. Brown is the person primarily responsible for the management of the portfolio of each of the Funds. Mr. Brown has been President of The National Advisory Group since 1984 and of each of The National Advisory Group's affiliated entities since their formation. Mr. Brown has been a Trustee of The Dresher Family of Funds since its inception.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

We generally place orders for the purchase and sale of portfolio securities for the Funds' accounts through the NFA Brokerage Services. Each Fund has authority to purchase shares of underlying funds that impose 12b-1 or service fees. The distributor may enter into agreements with the underlying funds to provide certain services to them in consideration of the payment of such fees. Such services may include: sub-accounting, account status information, forwarding of communications from such underlying funds to a Fund, and share purchase processing, exchange, and redemption assistance. In the absence of such agreements, an underlying fund would retain the 12b-1 or service fees. The distributor is entitled to retain fees for services provided by it to an underlying fund, which fees will not exceed the fair market value of the services provided. In the event an underlying fund pays a fee to the distributor for effecting the purchase of such fund's shares, the distributor will reimburse all such fees to the relevant Fund. Reimbursement will be made by the distributor to a Fund as soon as administratively possible.

                        DETERMINATION OF NET ASSET VALUE

The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally at 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The price at which a purchase of redemption of a Fund's share is effected is based on the next calculation of net asset value after the redemption request is placed.

Shares of the underlying funds are valued at their respective net asset values. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

If market quotations are not readily available, securities are valued at their fair market value as determined in good faith in accordance with procedures established by and under the general supervision of The Dresher Family of Funds' Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

                             HOW TO PURCHASE SHARES

Shares of each Fund are sold without a sales charge at the next price calculated after receipt of an order in proper form by National Shareholder Services, the transfer agent. Your initial investment in a Fund ordinarily must be at least $10,000, except that The Dresher Family of Funds reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum investment is waived for purchases by Trustees, officers and employees of The Dresher Family of Funds and private clients of The National Advisory Group, including members of such persons' immediate families. Each Fund also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Dresher Family of Funds may reject any purchase order.

   Purchase orders will be priced as follows:

     Direct purchase orders received by the transfer agent by 4:00 p.m., Eastern time, on any business day are confirmed at that day's net asset value.

     Purchase orders received by dealers before 4:00 p.m., Eastern time, on any business day and transmitted to the transfer agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the transfer agent by 5:00 p.m., Eastern time. Dealers or other agents may charge you a fee for effecting transactions.

     Direct investments received by the transfer agent after 4:00 p.m., and orders received from dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in either Fund by sending a check and completed account application form to the transfer agent, National Shareholder Services, Inc., Twining Office Center, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. Checks should be made payable to The Dresher Comprehensive Growth Fund or The Dresher Classic Retirement Fund, as appropriate. An account application kit is included with this prospectus. If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the transfer agent in the transaction.

You may also purchase shares of the Funds by wire. Please call the transfer agent at (888) 980-7500 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money. Investment in a Fund will be made at the Fund's net asset value next determined after your wire is received together with the account information outlined above. If the Fund does not receive timely and completed account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the transfer agent. Banks may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the transfer agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

The Dresher Familty of Funds mails you confirmations of all purchases or redemptions of shares of the Funds. With your prior consent, The Dresher Family of Funds will transmit confirmations and other statements to you by e-mail or other electronic media in compliance with SEC guidelines. You may revoke your consent to receive such confirmations and statements electronically at any time and thereafter will receive hard copies of all such confirmations and statements. Regardless, you may request hard copies at any time.

The Funds' account application contains certain provisions limiting the liability of The Drehser Family of Funds, the transfer agent and certain of their affiliates for certain claims and costs (including among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

You may purchase and add shares to your account ($100 minimum) directly by mail or by bank wire or through a dealer. Each additional purchase request must contain the account name and number to permit proper crediting.

Tax-Deferred Retirement Plans

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans offered by National Actuarial Consultants, Ltd., a wholly-owned subsidiary of The National Advisory Group:

   - Keogh Plans for self-employed individuals.

   - Individual retirement account (IRA) plans for individuals and their non-employed spouses.

   - Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with 401(k) provisions.

   - 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Code.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that The Dresher Family of Funds is open for business. You will receive the net asset value per share next determined after receipt by the transfer agent of your redemption request in the form described below. The Dresher Family of Funds will generally send your redemption payment by mail or by wire within three business days after receipt of redemption request. However, payment in redemption of shares purchased by check will be made only after the check has been collected, which may take up to 15 days from the purchase date. You may eliminate this delay by purchasing shares of the Funds by certified check or wire.

BY TELEPHONE

To redeem by telephone, call the transfer agent at (888) 980-7500. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account at any commercial bank or brokerage firm in the United States as designated on the application. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account designated under this procedure at any time by writing to the transfer agent, or by completing a supplemental telephone redemption authorization form. Contact the transfer agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither The Dresher Family of Funds nor the transfer agent, nor their affiliates, will be liable for complying with telephone instructions any of them reasonably believes to be genuine or for any loss, damage, costs or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Dresher Family of Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If The Dresher Family of Funds and/or the transfer agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation by mail or, if the shareholder has given its consent to receipt of confirmation by such means, by e-mail (in compliance with SEC guidelines) of the transactions and/or tape recording telephone instructions.

BY MAIL

You may redeem your shares by mail by writing directly to the transfer agent at Twining Office Center, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. The redemption request must be signed exactly as your name appears on the Funds' records and must include the account number. If the shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

THROUGH BROKER-DEALERS

You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may impose a fee for this service. You will receive the net asset value per share next determined after receipt by the transfer agent of your wire redemption request. It is the responsibility of broker-dealers to promptly and properly transmit wire redemption orders.

OTHER INFORMATION CONCERNING REDEMPTION

Each Fund reserves the right to take up to seven days to make payment if, in our judgment, the Fund could be affected adversely by immediate payment. In addition, the right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Each Fund will pay all redemptions, up to the lesser of $250,000 or 1% of its net assets per shareholder per 90-day period, in cash. The Funds may pay redemptions above such limits wholly or partly "in kind" with shares of the underlying funds in which the Fund invests. Nevertheless, redemption requests above the limits will usually be paid wholly in cash unless we believe that economic or market conditions exist that would make such cash payments against the Fund's best interests. If redemption proceeds are paid in underlying fund shares, such securities will be valued as set forth under the caption "Determination of Net Asset Value." Such underlying fund shares will be readily redeemable or marketable.

The Dresher Family of Funds reserves the right to close your account and redeem your shares if the aggregate value of your account drops below $10,000 (based on actual amounts invested, unaffected by market fluctuations). After notification to you of the intention to close your account, you will be given 30 days to increase the value of your account to $10,000.

EXCHANGE PRIVILEGE

Shares of the Funds may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the transfer agent. The request must be signed exactly as your name appears on the account records. Exchanges may also be requested by telephone. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent. Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Trust's Board of Trustees upon 60 days' prior notice to you. An exchange constitutes sale of shares, which may cause you to recognize a capital loss or gain. See "Dividends, Distributions and Taxes."

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In any year in which a Fund qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes,among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund will not be subject to federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

Income received by a Fund from a mutual fund owned by that Fund (including dividends and distributions of short-term capital gains) will be distributed by the Fund (after deductions for expenses) and will be taxable to you as ordinary income. Because the Funds are actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund with unrealized portfolio appreciation, investing in a Fund rather than directly in the underlying funds may result in increased tax liability to you because the Fund must distribute its gains in accordance with certain rules under the Code.

Distributions of net capital gains received by a Fund from the underlying funds, as well as net long-term capital gains realized by the Fund from the purchase and sale (or redemption) of mutual fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains (even if you have held the shares for less than one year). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20%, which rate is less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous also because they may be offset in full by capital losses. By contrast, no ordinary income received by corporations, and only the first $3,000 of ordinary income received by individuals, may be offset by capital losses. For purposes of determining the character of income received by a Fund when an underlying fund distributes net capital gains to the Fund, the Fund will treat the distribution as a long-term capital gain, even if the Fund has held shares of the underlying fund for less than one year. Any loss incurred by a Fund on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

The tax treatment of distributions from a Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

A Fund may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a Fund and its shareholders will not be characterized as capital gain dividends but may be ordinary income.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax. Each year the Trust will notify you of the tax status of dividends and distributions made during the year. Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of a Fund in your particular circumstances.

Each Fund will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless you notify the Fund in writing of your election to receive distributions in cash.

                                DISTRIBUTION PLAN

The Dresher Family of Funds adopted a distribution and shareholder services plan under which each Fund pays the distributor a fee at the annual rate of 0.25% of average daily net assets for the sale of its shares and services provided to shareholders. The distributor uses the fee to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares or provided information to prospective investors, and to defray other expenses such as prospectus printing and distribution, advertising and shareholder servicing costs. Should the fees exceed the distributor's expenses in any year, the distributor would realize a profit. Because the distribution and shareholder service fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the costs of your investment and may cost more than other types of sales charges.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the two full years since the Funds' inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, whose report, along with the Funds' financial statements, are included in The Dresher Family of Funds annual report, which is available upon request.

THE DRESHER COMPREHENSIVE GROWTH FUND

                                        Per Share Data for Share
                                               Outstanding


                                        Year Ended     Year Ended
                                       December 31,   December 31,
                                           1999           1998
Net  asset  value  at   beginning  of        $ 26.44     $ 24.44
period

Income from investment operations:
     Net investment income                   $ (0.12)    $ (0.08)

     Net  realized   and   unrealized        $  9.68     $  2.45
     gains on investments

Less distributions:
     Dividends from net investment           $  ----     $  ----
     income
     Distributions in excess of net
     investment income                       $  ----     $  ----

     Distributions from net realized         $ (0.80)    $ (0.37)
     gains

     Total distributions                     $ (0.80)    $ (0.37)

     Net asset value at the end of           $ 35.20     $ 26.44
     the period

     Total return                              36.16%       9.70%

     Net assets at end of period             $12,898     $10,434
     (000's)
     Ratio of expenses to average              1.20%        1.20%
     net assets
     Portfolio turnover rate                  59.86%       48.23%

THE DRESHER CLASSIC RETIREMENT FUND

                                        Per Share Data for Share
                                               Outstanding

                                       Year Ended     Year Ended
                                      December 31,   December 31,
                                          1999           1998
Net  asset  value  at   beginning  of       $ 26.00     $ 24.20

period

Income from investment operations:
     Net investment income                  $ (0.02)    $ (0.05)

     Net  realized   and   unrealized       $  6.97     $  1.96
     gains on investments

Less distributions:
     Dividends from net investment          $  ----    $ (0.11)
     income
     Distributions in excess of net
     investment income                      $  ----     $ ----

     Distributions from net realized        $ (0.30)    $ ----
     gains

     Total distributions                    $ (0.30)    $ (0.11)

     Net asset value at the end of          $ 32.65     $ 26.00
     the period

     Total return                             26.73%       7.89%

     Net assets at end of period            $11,556     $ 9,731
     (000's)
     Ratio of expenses to average              1.20%       1.20%
     net assets
     Portfolio turnover rate                  54.02%      96.94%

                                   APPENDIX A

FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when a fund invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Fund's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries.

FOREIGN TAX CONSIDERATIONS

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Funds.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when we do not have access to the underlying funds and you do not have access to the Funds.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

REPURCHASE AGREEMENTS

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

LOANS OF PORTFOLIO SECURITIES
An underlying fund may lend its portfolio securities. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES
An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities. The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

An underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS
Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds

ASSET-BACKED SECURITIES

An underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. An underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

You will find additional information about the Funds in the Statement of Additional Information and in shareholder reports. Shareholder inquiries may be made by calling the toll-free number listed below. The Statement of Additional Information contains more detailed information on the Funds' investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other Trust documents may be obtained without charge from the following sources:



By Phone:      1-888-980-7500



By Mail:       National Shareholder Services, Inc.
               Twining Office Center, Suite 202
               715 Twining Road
               Dresher, PA  19025






By Internet:   http://www.dresherfunds.com

Information about the Funds (includiong the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 202-942-8090. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: the Public Reference Section of the Commission, Washington, D.C. 20549.

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

File No. 811-08177

                       STATEMENT OF ADDITIONAL INFORMATION

                                   April 20, 2000

                          THE DRESHER FAMILY OF FUNDS:

                      THE DRESHER COMPREHENSIVE GROWTH FUND
                                       AND
                       THE DRESHER CLASSIC RETIREMENT FUND

This Statement of Additional Information is not a prospectus and supplements the prospectus of The Dresher Family of Funds, dated April 20, 2000, as supplemented from time to time. This Statement of Additional Information should be read in conjunction with the prospectus. A copy of the prospectus can be obtained from The Dresher Family of Funds, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025, telephone number (888) 980-7500 or www.dresherfunds.com.

As permitted by the rules of the Securities and Exchange Commission, The Dresher Family of Funds annual report for the year ended December 31, 1999, previously filed with the Securities and Exchange Commission, is incorporated by reference in this Statement of Additional Information. A copy of the annual report has been delivered along with this Statement of Additional Information.

TABLE OF CONTENTS



CAPTION                     PAGE   LOCATION OF PROSPECTUS

Investment Objectives,      1      Investment Objectives and
Policies and Restrictions          Strategies and Related Risks

Management of the Trust     2      Management of the Trust

Principal Holders of        4      Not required
Securities

The Investment Manager      4      Management of the Trust

The Distributor and the     5      Management of the Trust
Distribution Plan

The Transfer Agent          6      Management of the Trust

The Custodian               6      Not required

The Auditor                 6      Not required

Portfolio Transactions      6      Management of the Trust

Capital Stock and           7      Not required
Shareholders

Purchase, Redemption and    7      Determination of Net Asset
Pricing of Securities              Value; How to Purchase
Being Offered                      Shares; How to Redeem Shares

Tax Status                  7      Dividends, Distributions and
                                      Taxes

Financial Statements        7      Financial Highlights

              INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The Dresher Family of Funds was organized as a Delaware business trust on March 26, 1997 and registered as an open-end management investment company under the Investment Company Act of 1940, as amended, later that same year. The Dresher Family of Funds is a diversified investment company for the purposes of the 1940 Act because all of its assets consist of securities of other investment companies or cash (or cash equivalents). The Dresher Family of Funds currently consists of two separate portfolios (series), each with different investment objectives (the "Funds"). The Funds seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date of this Statement of Additional Information, the series are:

   THE DRESHER COMPREHENSIVE GROWTH FUND is an aggressive growth fund which seeks capital appreciation without regard to current income.

   THE DRESHER CLASSIC RETIREMENT FUND is a moderate growth fund which seeks moderate capital appreciation and significant income.

The investment objectives of the Funds are described in the prospectus under the heading "Investment Objectives and Strategies and Related Risks." Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees of The Dresher Family of Funds without approval by the shareholders of that Fund. Shareholders would be notified in writing at least 30 days before a change in the investment objective of a Fund. The other non-fundamental policies of each of the Funds are:

     It may not invest more than 15% of its assets in securities that are not readily marketable.
     It may not invest for the purposes of exercising control or management of any issuer.
     It may not purchase securities of any closed-end investment company or unregistered securities of any investment company.

In addition, each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the votes of the Fund (or The Dresher Family of Funds) present at a meeting, if the holders of more than 50% of the outstanding votes of the Fund (or The Dresher Family of Funds) are present or represented by proxy, or (2) more than 50% of the outstanding votes of the Fund (or The Dresher Family of Funds). The Funds' fundamental investment policies have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required under the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.

   Each Fund's fundamental investment policies are:

     It may purchase securities of an issuer only when consistent with the maintenance of the Fund's status as a "diversified" company. This means that at least 75% of each fund's total assets must be comprised of:
          Cash or cash items;
          U.S. Government securities;
          Securities of other investment companies; or Other securities, so long as not more than 5% of the Fund's total assets are invested in any one issuer and the Fund owns not more than 10% of the outstanding voting securities of that issuer.

     It may not invest 25% or more of its total assets in the securities of mutual funds that concentrate themselves (i.e., invest 25% or more of their total assets) in any one industry. However, a Fund may indirectly invest 25% or more of its assets in any one industry if two or more of the underlying funds invest their assets in that industry.

     It may purchase or sell commodities, commodities contracts or real estate; lend or borrow money; issue senior securities; underwrite securities; or pledge or mortgage any of its assets only as permitted under the 1940 Act. Although The Dresher Family of Funds has the flexibility to engage in these practices, it does not do so and does not anticipate doing so for the forseeable future.

The mutual funds in which each of the Funds may invest may, but need not, have the same investment objectives, policies and limitations as the relevant Fund. Although each of the Funds may from time to time invest in shares of the same underlying mutual funds, the percentage of each Fund's assets so invested may vary, and the investment manager will determine that such investments are consistent with the investment objectives and policies of such Fund. The investments that may, in general, be made by underlying funds in which the Funds may invest, as well as certain of the risks associated with such investments, are described in the prospectus and in Appendix A to the prospectus.

Each Fund will usually keep approximately 5% of its net assets in money market mutual funds in order to meet anticipated redemptions. In addition, each Fund may invest up to 100% of its assets in money market mutual funds for temporary defensive purposes when we believe that other investments involve unreasonable risk.

The Funds have no restrictions on portfolio turnover. However, it is not anticipated that the portfolio turnover rate will vary significantly from that reported in the Financial Highlights of the prospectus.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the overall management of The Dresher Family of Funds, and thus of each Fund, including general supervision and review of the Funds' investment activities. By virtue of the responsibilities assumed by National Financial Advisors, Inc. as investment manager (see below), The Dresher Family of Funds has no employees other than its executive officers, each of whom is employed by National Financial Advisors or its affiliates and none of whom devotes full time to the affairs of The Dresher Family of Funds.

The following table provides biographical information with respect to each current Trustee and officer of The Dresher Family of Funds. Each Trustee who is an "interested person," as defined in the 1940 Act, is indicated by an asterisk.


Name and Address       Position Held  Principal Occupation(s)
                       with           During Past 5 Years
                       the
                       Trust

Jeffrey C. Brown*      Trustee,       President of National
715 Twining Road,      President      Advisory Group, National
Suite 202                             Financial Advisors, Inc.
Dresher, PA 19025                     (investment advisor),
(Age: 42)                             National Actuarial
                                      Consultants, Ltd. (pension
                                      recordkeeping), and
                                      National Shareholder
                                      Services, Inc.
                                      (shareholder services
                                      agent); President and
                                      licensed registered
                                      representative of NFA
                                      Brokerage Services, Inc.
                                      (NASD broker-dealer).

Larissa N. Patrylak*   Trustee,       Secretary/Treasurer and
715 Twining Road,      Secretary      Controller of National
Suite 202                             Financial Advisors, Inc.,
Dresher, PA 19025                     National Shareholder
(Age: 45)                             Services, Inc.,  and NFA
                                      Brokerage Services, Inc.;
                                      Vice President of National
                                      Actuarial Consultants,
                                      Ltd.  Married to Stephen
                                      Patrylak.

Howard S. Lubin        Trustee        Physician. Member of the
715 Twining Road,                     Board of Directors - Main
Suite 202                             Line Multispecialty Group,
Dresher, PA 19025                     P.C.
(Age: 70)

Leonid D. Rudnytzky    Trustee        Professor of Foreign
715 Twining Road,                     Languages and Literature
Suite 202                             at the University of
Dresher, PA 19025                     Pennsylvania and Lasalle
(Age: 64)                             University.
Orest Tkach
715 Twining Road,      Trustee        Sales Consultant -
Suite 202                             Pharmaceuticals - Carmick
Dresher, PA  19025                    Laboratories, Cedar
(Age: 50)                             Knolls, NJ


Stephen Patrylak       Treasurer      Vice President, National
715 Twining Road,                     Financial Advisors, Inc.
Suite 202                             and National Shareholder
Dresher, PA 19025                     Services, Inc.; Consultant
(Age: 46)                             to National Actuarial
                                      Consultants, Ltd.; Vice
                                      President of NFA Brokerage
                                      Services, Inc.  Married to
                                      Larissa N. Patrylak.

Daniel B. Nysch        Vice President Director of Computer
715 Twining Road,                     Operations for The
Suite 202                             National Advisory Group,
Dresher, PA 19025                     Inc., Vice President of
(Age: 32)                             National Financial
                                      Advisors, Inc., NFA
                                      Brokerage Services, Inc.
                                      and National Actuarial
                                      Consultants, Ltd.

The following table provides compensation information with respect to each current Trustee who is not an "interested person" of The Dresher Family of Funds. No officer, director or employee of the investment manager or any of its affiliates receives any compensation from The Dresher Family of Funds for serving as an officer or Trustee. The investment manager is contractually obligated to reimburse to The Dresher Family of Funds the compensation paid to the non-interested Trustees.


                           Pension or   Estimated
                           Retirement   Annual
                           Benefits     Benefits
                           Accrued as   Upon         Total
              Aggregate    Part of      Retirement   Compensation
Name of       Compensation Trust's                   from
Person        from Trust   Expenses                  Trust

Howard S.     $       600  0            0            $       600
Lubin

Leonid D.     $       600  0            0            $       600
Rudnytzky

Orest Tkach   $       200  0            0            $       200

                         PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2000, the following persons were known by The Dresher Family of Funds be owners of record and beneficially of more than 5% of the outstanding shares of each of the funds:



                                   Percentage of
      Name and Address             Shares Owned

A. The Dresher Comprehensive
   Growth Fund


Frame Lehigh 401(k) Plan              15.932%
80 Broad Street
Beaver Meadows, PA 18216



B. The Dresher Classic
   Retirement Fund


Frame Lehigh 401(k) Plan              13.120%
80 Broad Street
Beaver Meadows, PA 18216

As of March 31, 2000, the Trustees and officers as a group owned 2.65% of the outstanding shares of The Dresher Comprehensive Growth Fund and 1.28% of the outstanding shares of The Dresher Classic Retirement Fund.

                      THE INVESTMENT MANAGER

National Financial Advisors, Inc. serves as investment manager to The Dresher Family of Funds and its Funds pursuant to a written investment management agreement. National Financial Advisors is a Pennsylvania corporation organized in 1994, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Jeffrey C. Brown, Trustee and President of The Dresher Family of Funds, is President of National Financial Advisors. Larissa Patrylak, Trustee and Secretary of The Dresher Family of Funds, also serves as the Secretary/Treasurer and Controller of National Financial Advisors. Daniel B. Nysch and Stephen Patrylak, Vice President and Treasurer, respectively, of The Dresher Family of Funds, also serve as Vice Presidents of National Financial Advisors.

National Financial Advisors is a wholly owned subsidiary of The National Advisory Group, Inc., a Pennsylvania corporation formed in 1984 which provides non-discretionary investment advisory and retirement services to trusts, institutions and high-income individuals. Jeffrey C. Brown and Larissa N. Patrylak are the sole shareholders of The National Advisory Group. In addition to National Financial Advisors, The National Advisory Group also owns all of the outstanding shares of the following:

   NFA Brokerage Services, Inc., the NASD mutual funds only broker/dealer through which the shares of the Funds are being offered.

   National Shareholder Services, Inc., which will serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

   National Actuarial Consultants, Ltd., a pension recordkeeper.

Subject to the supervision and direction of the Board of Trustees, National Financial Advisors, as investment manager, manages each Fund's portfolio in accordance with the stated policies of that Fund. National Financial Advisors makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. In addition, National Financial Advisors furnishes office facilities and clerical and administrative services, pays the salaries of all officers and employees who are employed by both it and The Dresher Family of Funds and, subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of each Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.


Under the Investment Advisory Agreement between The Dresher Family of Funds and National Financial Advisors, National Financial Advisors is entitled to receive from each Fund as compensation for its services an annual fee of 1.20% on each Fund's average daily net assets. However, National Financial Advisors is contractually obligated to reduce its management fee to keep total operating expenses for each Fund at no greater than 1.20% (not including extraordinary expenses) until at least December 31, 2001. The fee is paid monthly and calculated on the basis of the month's net assets. Unlike most mutual funds, the management fees paid by the Funds to National Financial Advisors include transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, fees and expenses of non-interested Trustees and general administrative and other operating expenses of each Fund except expenses under the Distribution Plan and extraordinary expenses.

The following table shows the compensation paid to, and the management fee waived by, the Investment Manager since January 1, 1998.




                       1999       1999       1998        1998
                       Management Management Management  Management
                       Fee        Fee        Fee         Fee
                       Paid       Waived     Paid        Waived

Comprehensive Growth   $133,862    $27,884    $84,981      $17,699
Fund
Classic Retirement     $126,945    $26,442    $18,473      $18,473
Fund

THE DISTRIBUTOR AND THE DISTRIBUTION PLAN

NFA Brokerage Services, Inc., a wholly-owned subsidiary of The National Advisory Group, with its principal offices at 715 Twining Road, Suite 218, Dresher, Pennsylvania 19025, serves as the distributor of the Funds' shares. The distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The Dresher Family of Funds has adopted a Distribution Plan with respect to the distribution of each Fund's shares. The Distribution Plan permits, among other things, payments in the form of (a) compensation to securities brokers and dealers for selling shares; (b) compensation to securities brokers and dealers, accountants, attorneys, investment advisors, pension actuaries, non-profit entities not advised by the investment manager or its affiliates and service organizations for services rendered by them to their clients or members in reviewing, explaining or interpreting the Funds' prospectus and other selling materials; (c) advertising costs; (d) costs of telephone, mail, or other direct solicitation of prospective investors and of responding to inquiries, as well as the compensation of persons who do the soliciting or respond to inquiries; (e) preparing and printing prospectuses and other selling materials and the cost of distributing them (including postage); (f) reimbursement of travel, entertainment and like expenditures made by the Trustees in promoting the Funds and their investment objective and policies; (g) fees of public relations consultants and (h) awards. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. Each Fund may expend as much as, but not more than, 0.25% of its average net assets annually pursuant to the Distribution Plan.

A report of the amounts expended by each Fund under the Distribution Plan and the purpose of the expenditure must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which each Fund will bear for distribution without shareholder approval of the relevant Fund and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related service agreement or by vote of the majority of the relevant Fund's shares. Any dealer or service agreement related to the Distribution Plan terminates upon assignment and is terminable at any time, without penalty, upon not more than 60 days' written notice to any other party to the agreement, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any of the related service agreements or by vote of a majority of the relevant Fund's shares.

The Distribution Agreement with NFA Brokerage (i) provides for the payment by each Fund to NFA Brokerage of a distribution fee of .25% of average net assets and (ii) authorizes NFA Brokerage to make payments for activities and expenditures permitted by the Distribution Plan. During the 1999 fiscal year , $54,326 was expended by The Dresher Family of Funds pursuant to the Distribution Plan, of which $30,134 was spent on advertising, $15,056 on printing prospectuses for delivery to other than current shareholders and $9,136 on professional fees.

The Trustees believe that the Distribution Plan has benefited and will continue to benefit each of the Funds and their shareholders. Among these benefits are reductions in per share expenses of each Fund as a result of increased assets in the Fund and a more predictable flow of cash which may provide investment flexibility in seeking each Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times.

In addition, the underlying funds in which the Funds invest may impose such Rule 12b-1 fees. Rule 12b-1 fees imposed by an underlying fund could be as high as
 .75% of an underlying fund's net assets and service fees could be as high as .25% of an underlying fund's net assets. In the aggregate, such combined fees could be as high as 1.00% of an underlying fund's net assets. For a description of the arrangements pursuant to which underlying funds imposing Rule 12b-1 or service fees pay service fees to the distributor in connection with services rendered by the distributor and the process by which the distributor will reimburse to the Funds any fees received for effecting purchases of underlying funds' shares, see the discussion in the prospectus entitled "Management of the Trust-- Execution of Portfolio Transactions."

                               THE TRANSFER AGENT

The  Board  of  Trustees  of  The  Dresher  Family  of  Funds  has  approved  an
Administration, Accounting and Transfer Agency Agreement among The Dresher Family of Funds, National Shareholder Services, Inc. and National Financial Advisors. Pursuant to such Agreement, National Shareholder Services serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. National Shareholder Services also calculates daily net asset value per share for each Fund and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of The Dresher Family of Funds and its Funds provided by National Shareholder Services include among other things (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports and filings with the Securities and Exchange Commission and state securities commissions and (iii) general supervision of the operation of The Dresher Family of Funds and its Funds, including coordination of the services performed by National Financial Advisors, the custodian, independent accountants, legal counsel and others. National Shareholder Services is compensated by National Financial Advisors for its services out of the investment management fee paid to National Financial Advisors by each Fund.

National Shareholder Services is a wholly-owned subsidiary of The National Advisory Group. Its business address is 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025.

                                  THE CUSTODIAN

Firstrust Savings Bank serves as The Dresher Family of Funds' custodian. The custodian is responsible for holding the Funds' cash reserves. The principal business address of the custodian is 1931 Cottman Avenue, Philadelphia, Pennsylvania 19111.

                                   THE AUDITOR

Sanville & Company, independent certified public accountants located at 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as the auditors for The Dresher Family of Funds. In such capacity, Sanville & Company periodically reviews the accounting and financial records of The Dresher Family of Funds and examines its financial statements.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds are made by the investment manager subject to the overall supervision and review by the Board of Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of the investment manager.

NFA Brokerage, the distributor of the Funds' shares, may assist in the placement of Funds' portfolio transactions. In such capacity, NFA Brokerage may receive distribution or service payments from the underlying funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds. See "The Distributor." In providing execution assistance, NFA Brokerage may receive orders from the investment manager; place them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirm the trade, price and number of shares purchased or sold; and assure prompt and proper settlement of the order.

The Funds intend to arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

                         CAPITAL STOCK AND SHAREHOLDERS

The Dresher Family of Funds currently offers common shares of two series. The Board of Trustees may authorize the issuance of shares of additional series or classes, if it deems it desirable. Shares within each series have equal, noncumulative voting rights, and have equal rights as to distributions, assets and liquidation of such series except to the extent that such voting rights or rights as to distributions, assets and liquidation vary among classes of a series.

Upon issuance and sale in accordance with the terms of the prospectus, each share will be fully paid and non-assessable. Shares of the Funds have no preemptive, subscription or conversion rights and are redeemable as set forth in the prospectus under "How to Redeem Shares." Under Delaware law, shareholders of a Delaware business trust are not subject to personal liability for the acts and obligations of The Dresher Family of Funds.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. The Trust may, however, hold special meetings in connection with certain matters. These include changing a Fund's fundamental policies, electing or removing Trustees, or approving or amending any investment advisory agreement or distribution plan.

Shareholders have the right to vote on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. Shareholders are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund. Unless otherwise permitted by the 1940 Act, shareholders will vote by series and not in the aggregate. In addition, shareholders will vote exclusively as a class on any matters relating solely to their arrangement as a class and on any matter in which the interests of that class differs from the interests of any other class in that Fund. The term "vote of a majority of the outstanding votes" of a Fund (or of The Dresher Family of Funds) means the vote of the lesser of: (1) 67% of the votes of the Fund (or of The Dresher Family of Funds) present at a meeting of shareholders if the holders of more than 50% of the outstanding votes of the Fund (or The Dresher Family of Funds) are present in person or by proxy or (2) more than 50% of the outstanding votes of the Fund (or The Dresher Family of Funds). In compliance with applicable provisions of the 1940 Act, each Fund intends to vote the shares of the underlying funds held by it in the same proportion as the vote of all other holders of such underlying fund's securities. The effect of such "mirror" voting will be to neutralize the Fund's influence on corporate governance matters regarding the underlying funds in which the Fund invests.

                 PURCHASE, REDEMPTION AND PRICING OF SHARES

For a description of how the shares are priced and how to purchase and redeem shares, see "Determination of Net Asset Value," "How to Purchase Shares" and "How to Redeem Shares" in the prospectus.

If the Board of Trustees of The Dresher Family of Funds determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, that Fund may pay the redemption price in whole or in part by a distribution in kind of securities (mutual fund shares) from the portfolio of that Fund, instead of in cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                   TAX STATUS

The prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Trust intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                              FINANCIAL STATEMENTS

Incorporated by reference to the financial statements in the Trust's Annual Report for the fiscal year ended December 31, 1999 as filed with the SEC on Form N-SAR on February 17, 2000.

THE DRESHER FAMILY OF FUNDS

PART C

OTHER INFORMATION


ITEM 23.  EXHIBITS


          EXHIBIT       DESCRIPTION OF EXHIBIT
          NUMBER

          *(a)          Trust Instrument of Registrant

          *(b)          Bylaws of Registrant

          ***(c)        Instrument of Designation of Series of
                        Beneficial Interest of Registrant

          ***(d)        Investment Advisory Agreement between
                        Registrant and National Financial
                             Advisors, Inc. ("NFA")

          ***(e)(1)     Distribution Agreement between
                        Registrant and NFA Brokerage Services
                        ("NFA Brokerage")

          ***(e)(2)     Form of Dealer Agreement between NFA
                        Brokerage and Dealers

          ***(g)        Custody Agreement among Registrant, NFA
                           and Firstrust Savings Bank

          ***(h)        Administration, Accounting and Transfer
                        Agency Agreement among Registrant, NFA
                        and National Shareholder Services, Inc.

          ***(i)        Opinion and Consent of Counsel

          (j)           Consent of Independent Public Accountants

          ****(k)       Financial Statements

          ***(l)        Subscription Agreement between
                        Registrant and Initial Shareholders

          ***(m)(1)     Distribution Plan of Registrant

          ***(m)(2)     See Exhibits (e)

           (n)(1)       Financial Data Schedule - The Dresher
                            Comprehensive Growth Fund

           (n)(2)       Financial Data Schedule - The Dresher
                        Classic Retirement Fund
-------------------------------

*    Incorporated   herein  by  reference  to  the  Registration   Statement  as
     originally filed with the Securities and Exchange Commission on April 14, 1997.

** Incorporated herein by reference to Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission on or about June 11, 1997.

*** Incorporated herein by reference to Amendment No. 3 to the Registration Statement filed with the Securities and Exchange Commission on or about March 1, 1999.

**** Incorporated herein by reference to the Trust's annual report on Form N-SAR as filed with the Securities and Exchange Commission on February 17, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is controlled by the Trustees. Registrant does not have any subsidiaries.

ITEM 25. INDEMNIFICATION

Article X, Section 10.2 of Registrant's Trust Instrument, incorporated by reference as Exhibit (a) hereto, provides for the indemnification of
Registrant's past and present Trustees and officers. Indemnification of Registrant's investment manager, principal underwriter and custodian is provided for, respectively, in Section 8 of the Investment Advisory Agreement filed herewith  as Exhibit  (d),  in  Section 9 of the  Distribution  Agreement  filed herewith  as Exhibit  (e),  and in Article VII of the  Custody  Agreement  filed herewith as Exhibit (g). In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence in the performance of such person's duties, or by reason of such person's reckless disregard of the duties involved in the conduct of such person's office or arising under such person's agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any such indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER

National  Financial  Advisors  is  a  registered  investment  adviser  providing
investment  advice  to  individuals,   employee  benefit  plans,   trusts,   and
corporations.

The list required by this Item of the officers and directors of National Financial Advisors, together with information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of the Form ADV filed by National Financial Advisors pursuant to the Investment Advisors Act of 1940 (SEC File No. 408-09).


ITEM 27. PRINCIPAL UNDERWRITERS

   (a) None.

   (b) For information as to the business, profession, vocation or employment of a substantial nature of each of the principal underwriter, its officers and directors, reference is made to NFA Brokerage's Form BD (SEC File No. 8-47870).

   (c) Inapplicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its office located at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. Certain records, including records relating to Registrant's shareholders and the physical possession of its assets, may be maintained pursuant to Rule 31a-3 at the main offices of Registrant's transfer agent, dividend disbursing agent and custodian located, as to the custodian, at 1931 Cottman Avenue, Philadelphia, Pennsylvania 19111, and, as to the transfer and dividend disbursing agent functions, at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025

ITEM 29. MANAGEMENT SERVICES

Inapplicable.

ITEM 30. UNDERTAKINGS

   Inapplicable.

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b)under the Securities Act and has duly caused this registration statement to be signed on behalf by the undersigned, thereunto duly authorized, in the City of Dresher and the Commonwealth of Pennsylvania on this 17th day of April, 2000.

                           THE DRESHER FAMILY OF FUNDS


                            By: /s/ Jeffrey C. Brown
Jeffrey C. Brown,
                              Trustee and President


   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE              TITLE                 DATE

/s/ Jeffrey C.         Trustee & President   April 17, 2000
Brown
Jeffrey C. Brown

/s/ Stephen            Trustee & Treasurer   April 17, 2000
Patrylak
Stephen Patrylak

/s/ Larissa N.         Trustee & Secretary   April 17, 2000
Patrylak
Larissa N. Patrylak

/s/ Howard S.          Trustee               April 17, 2000
Lubin
Howard S. Lubin

/s/ Leonid D.          Trustee               April 17, 2000
Rudnytzky
Leonid D. Rudnytzky

/s/ Orest              Trustee               April 17, 2000
Tkach

Orest Tkach

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     We consent to the use of our report, dated February 10, 2000, on the annual financial statements and financial highlights of the The Dresher Family of Funds
- The Dresher Classic Retirement Fund, which is included in Part A and Part B in Post Effective Amendment No.4 to Registration Statement under the Securities Act of 1933 and included in the Prospectus and Statement of Additional Information, as specified, and to the reference made to us under the capiton "Independent Auditors" in the Statement of Additional Information.


Abington
Pennsylvania
Sanville & Company
February 25, 2000                      Certified Public Accountants